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Section 906 Certifications

               Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Steven M. Joenk, Chief Executive Officer of AXA Premier Funds Trust (the "Registrant"), certify to the best of my knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 30, 2003

                                         /s/ Steven M. Joenk
                                         -------------------
                                         Steven M. Joenk
                                         Chief Executive Officer



I, Kenneth T. Kozlowski, Chief Financial Officer of AXA Premier Funds Trust (the "Registrant"), certify to the best of my knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 30, 2003

                                         /s/ Kenneth T. Kozolowski
                                         -------------------------
                                         Kenneth T. Kozlowski
                                         Chief Financial Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to AXA Premier Funds Trust and will be retained by AXA Premier Funds Trust and furnished to the Securities and Exchange Commission ("Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form N-CSR filed with the Commission.